Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated January 5, 2010, to

the Consultant Protector Variable Universal Life Prospectus and

the Consultant Accumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

We have received notice that, effective February 1, 2010, the name of the Putnam VT International Growth and Income Fund - Class IA Portfolio will be changed to the Putnam VT International Value Fund - Class IA Portfolio.

Due to this name change, the corresponding Putnam VT International Growth and Income Fund - Class IA Sub-Account available for your product will change its name to the Putnam VT International Value Fund - Class IA Sub-Account effective February 1, 2010.

The name change does not in any way affect the investment objective of the Portfolio, which remains unchanged, or the manner in which the investment advisor manages the Portfolio. For complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.